Exhibit 99.1

PRESS RELEASE

Kaleyra becomes a WhatsApp Business Solution Provider

Milan, Italy – March 21, 2019 – Kaleyra S.p.A., a rapidly growing cloud communications software provider delivering secure APIs and connectivity solutions in the API/CPaaS market, today announced an integration with the WhatsApp Business API.

Kaleyra will now optimize its communication offerings for businesses by expanding to WhatsApp chats and moving away from conventional SMSes. By recognizing customer trends and adopting the latest technologies, Kaleyra will incorporate the WhatsApp Business solution to allow better management of conversations with customers and providing them with the exact information they need.

This integration with the WhatsApp Business API is proof of Kaleyra’s growing importance and impressive innovation. Kaleyra makes business communication seamless and serves as a comprehensive platform that provides messaging, voice and fintech solutions, for over 3,000 customers around the world.

How does it work?

Through Kaleyra’s flexible and easy-to-use API, businesses can now easily send WhatsApp messages to their customers.

“Adding WhatsApp to our existing channels of communication will allow businesses to enrich customer experiences through one easy step, without any lengthy coding requirement,” said Aniketh Jain, General Manager BU Cloud Enterprise of Kaleyra. “We’re delighted to expand the reach of our clients through WhatsApp, and we are watching to see the numerous ways in which this addition along with our other scalable services will benefit all our clients.”

The algorithm of Kaleyra smoothly converts the composed text message that needs to be sent out to WhatsApp messages. That’s not all. Through just 1 API, businesses can include 7 different types of additions to enhance their communication. These 7 supported formats of the message include text, audio, images, contact, location, documents, and templates. This creates a two-fold benefit. From the perspective of businesses, they can now use Kaleyra’s omnichannel platform to send messages on WhatsApp through the same API using desktops, mobile phones etc., On the other hand, customers can now get updates on the go and can interact with businesses at any time, from anywhere.

With the WhatsApp Business solution, businesses can have genuine conversations with their customers and receive instant analytics including the number of messages sent, read etc.

The solutions serve multi-purpose use for businesses depending on their need. Companies can send air tickets, QR codes and more. For instance, an e-commerce firm can send logistics information related to the delivery of products to customers and keep them informed at each step of the way. Food delivery businesses can allow their users to get updates on their order.

The new era of communication

“The mobile messaging market offers businesses an additional line of communication with their clients, and Kaleyra makes it possible. We also benefit in multiple ways, including expanding our global customer base, driving future revenue growth. We are here to empower businesses, providing them all the different communication tools they need to accelerate and strengthen their customer interactions. I am looking forward to seeing the success this step brings about for both customers and businesses. Being a WhatsApp Business solution provider clearly sets us apart from other businesses and gives us an opportunity to customize communication and meet the specific requirements of all clients. It will also enhance our product portfolio as we move forward with our proposed combination with GigCapital and become a public company.” - said Dario Calogero, Chief Executive Officer of Kaleyra.

WhatsApp has grown to become a go-to communication tool and through Kaleyra’s platform businesses can build strong relationships with their customers by connecting with them on the same platform they use to chat with their friends and relatives. Thus, creating a more personalized interaction with each and every customer by adding an extra layer of connectivity.

***

About Kaleyra

Kaleyra is a global group specializing in providing mobile messaging services for financial institutions and multiple other types of enterprises of all sizes. Through its proprietary platform, Kaleyra manages multi-channel integrated communication services on a global scale, comprising messages, push notifications, e-mail, instant messaging, voice services and virtual assistants. Kaleyra’s technology today makes it possible to manage huge volumes of messages, with some 2 billion notifications a month. For more information: www.kaleyra.com

About GigCapital, Inc.

GigCapital, Inc. (NYSE: GIG, GIG.U, GIG.RT, and GIG.WS), is a Private-to-Public Equity (PPE)™ company, (also known as a Blank-Check or Special Purpose Acquisition Company (“SPAC”)), sponsored by GigAcquisitions, LLC, and sole-managed by GigFounders, LLC (www.gigfoundersglobal.com). All were founded in 2017 by Dr. Avi Katz. The companies are led by an affiliated team of technology industry experts, deploying its unique Mentor-

Investors™ methodology to partner with exceptional privately-held technology companies of dedicated solid entrepreneurs. The companies offer financial, operational and executive mentoring in order to accelerate their path from inception, privately-held entity into the growth-stage as a publicly traded company. The partnership continues through an organic and roll-up strategy growth post the public offering. For more information, visit www.gigcapitalglobal.com.

“Private-to-Public Equity (PPE)” and “Mentor-Investor” are trademarks of GigFounders, LLC, used pursuant to agreement.

Additional Information About the Transaction and Where To Find It

Additional information about the proposed business combination and related transactions is described in GigCapital’s Current Reports on Form 8-K, definitive additional proxy soliciting materials filed as DEFA14A, and preliminary proxy statement relating to the proposed business combination and the respective businesses of GigCapital and Kaleyra, which GigCapital has or will file with the SEC. The proposed business combination and related transactions will be submitted to stockholders of GigCapital for their consideration. GigCapital’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with GigCapital’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination and related transactions, because these documents will contain important information about GigCapital, Kaleyra and the proposed business combination and related transactions. The definitive proxy statement will be mailed to stockholders of GigCapital as of a record date to be established for voting on the proposed business combination and related transactions.

Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by GigCapital, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Tara McDonough, Vice President and Chief Financial Officer, GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200 Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Participants in the Solicitation

Kaleyra, GigCapital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital’s stockholders in respect of the proposed business combination and related transactions. Information regarding GigCapital’s directors and executive officers is available in its Form 10-K filed with the SEC on December 6, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements related to the proposed business combination and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

***

Forward-Looking Statements

On February 26th 2019, GigCapital, Inc., (NYSE: GIG, GIG.U, GIG.RT, and GIG.WS) (“GigCapital”) a Technology, Media and Telecom (TMT) Private-to-Public Equity (PPE)™ corporation, announced that it has entered into a definitive agreement to combine with Kaleyra S.p.A. (“Kaleyra”), a profitable and rapidly growing CPaaS provider.

This press release contains forward-looking statements within the meaning of U.S. federal securities laws regarding the integration with WhatsApp Business API and the proposed transactions and GigCapital. Such forward-looking statements include, but are not limited to, statements regarding the closing of the combination and the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination and future business plans of the Kaleyra and GigCapital management teams. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of GigCapital and/or Kaleyra in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra and GigCapital as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra or GigCapital will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the GigCapital stockholders will approve the transaction, the ability of the post-combination company to meet the NYSE listing standards, that Kaleyra will have sufficient capital upon the approval of the transaction to operate as anticipated, and the intended impact of the integration with WhatsAppBusiness API. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Kaleyra Contact:

Marco Lastrico

Barabino & Partners USA, LLC

+1 212 308 8710

m.lastrico@barabinousa.com

GigCapital Contact:

Darrow Associates, Inc.

Jim Fanucchi

+1 (408) 404-5400

ir@gigcapitalglobal.com